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                                                                   EXHIBIT 10(b)

                      AMENDMENT TO THE AMENDED AND RESTATED
               MINNESOTA POWER AND AFFILIATED COMPANIES EXECUTIVE
                               INVESTMENT PLAN I


The Amended and Restated Minnesota Power and Affiliated Companies Executive

Investment Plan I effective January 1, 1988, is amended as follows:

       1. Effective July 20, 2004, Section 2.1(f) is amended to add the following at the end of the Section:

          Notwithstanding the above, a Change in Control of the Company shall not occur as a result of the distribution by the Company to its shareholders of all of its shares of common stock of ADESA, Inc., representing its residual interest in ADESA, Inc., following ADESA, Inc.'s Initial Public Offering.


                                        ALLETE, INC.



                                        By:        /s/ Donald J. Shippar
                                           -------------------------------------
                                           Donald J. Shippar
                                           President and Chief Executive Officer



Attest:      /s/ Deborah A. Amberg
       ---------------------------------
       Deborah A. Amberg
       Vice President
       General Counsel & Secretary